UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 28, 2026

FAIR ISAAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		1-11689	94-1499887
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)

5 West Mendenhall, Suite 105
Bozeman,	Montana		59715
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code 406-982-7276
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FICO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1
Signature

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2026, Fair Isaac Corporation (the “Company”) reported its financial results for the quarter ended December 31, 2025. See the Company’s press release dated January 28, 2026, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release dated January 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
		By:	/s/ STEVEN P. WEBER
Steven P. Weber
Executive Vice President and Chief Financial Officer

Date:	January 28, 2026